Fiscal Third Quarter 2026 Financial Results Conference Call December 9, 2025 NASDAQ: LAKE Exhibit 99.2

Safe Harbor & Non-GAAP Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995 This presentation contains estimates, predictions, opinions, goals and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's expectations for earnings, revenues, expenses, inventory levels, capital levels, liquidity levels, or other future financial or business performance, strategies or expectations, including without limitation our M&A strategy, tariff mitigation plans and our goals for revenue growth and Adjusted EBITDA margin growth. All statements, other than statements of historical facts, which address Lakeland's expectations of sources or uses for capital, or which express the Company's expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in press releases and Forms 8-K, presentations, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. As a result, there can be no assurance that Lakeland's future results will not be materially different from those described herein as "believed," "projected," "planned," "intended," "anticipated," "can," "estimated" or "expected," or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which such statement is based, except as may be required by law. Non-GAAP Financial Measures To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures in this presentation: Adjusted Gross Profit, Adjusted Gross Margin, Organic Adjusted Gross Profit, Organic Adjusted Gross Margin, Inorganic Adjusted Gross Profit, Inorganic Adjusted Gross Margin, Adjusted Operating Expenses, Organic Adjusted Operating Expenses, Inorganic Adjusted Operating Expenses, Adjusted EBITDA excluding FX, Adjusted EBITDA excluding FX margin, Organic Adjusted EBITDA excluding FX, Organic Adjusted EBITDA excluding FX margin, Inorganic Adjusted EBITDA excluding FX and Inorganic Adjusted EBITDA excluding FX margin. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company believes that these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies. For more information on the non-GAAP financial measures, please see the Reconciliation of GAAP to non-GAAP Financial Measures tables in this presentation. These accompanying tables include details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures.

Agenda: On the Call Today: COMPANY UPDATES CLOSING SUMMARY FINANCIAL RESULTS Q&A KEY TAKEAWAYS James M. Jenkins President, Chief Executive Officer & Executive Chairman Calven Swinea Vice President, Finance Cameron Stokes Chief Commercial Officer, Global Industrials Barry Phillips Chief Revenue Officer

Q3 2026 Operational & Business Updates Net sales increased $1.8 million, or 4%, to a $47.6 million, led by a 31% increase in Fire Services products U.S. sales increased 25% to $19.2 million due to acquisitions, and Europe sales increased 6% to $15.2 million Adjusted EBITDA excluding FX was $0.2 million, a decrease of $4.5 million, or 95%, compared with $4.7 million for the comparable year ago period; Sequential decrease of $4.8 million, or 96% Adjusted gross profit as a percentage of net sales decreased to 31.3% from 41.7% for the comparable year ago period; Sequential decrease of 612bps from 37.4% last quarter Completed acquisitions of U.S.-based Arizona PPE Recon, Inc. (“Arizona PPE”) and California PPE via a combination of cash and stock valued at approximately $9.8 million, subject to post-closing adjustments and customary holdback provisions Lakeland LHD awarded an approximately USD $5.6 million three-year contract to provide advanced decontamination, managed care and maintenance services for the Hong Kong Fire Services Department Completed a $6.1 million sale and partial leaseback of the Decatur, Alabama, warehouse property Macro Environment Q3’26 reflected the continued impact of tariff uncertainty and inflation effects Tariffs, freight, raw material inflation and rising supply-chain costs impacted both revenue and gross margin North America and Latin America impacted by political uncertainty Acquired businesses impacted by timing, certification delays, and material flow issues rather than underlying demand Inventories on October 31, 2025, totaled $88.6 million. Looking Ahead Pipeline of ~$178M, including ~$38M of near-term, high probability opportunities Positioned for expanded operating leverage with expense reductions and expanded margins as tenders deliver margins above normalized profile Starting to see tender wins for calendar Q1 2026 across entire product portfolio Removing financial guidance due to uncertain environment Realigned Finance Team – Calven Swinea appointed as Interim CFO effective January 1, 2026

Fire Services Update Revenue Fire revenue underperformed primarily because certification cycles and tender timelines extended longer than anticipated across multiple regions These are timing delays rather than structural demand issues Opportunities remain in the pipeline, and the majority have not been lost; they have simply shifted later than expected $38M (high probability) and global opportunity of $178M Tender Activity Activity remains strong globally Delays reflect regulatory timing and administrative bottlenecks, and competitors have cited similar issues Underlying demand environment for Fire services and protective gear remains intact Delays from major tenders currently in late stages have been driven by certification cycles and administrative timing, not competitive losses Feedback from end users and procurement teams remains positive Margin Outlook Margins remain structurally sound Temporary compression came from volume timing and lower absorption during the delays As volume normalizes and tenders convert, margins are expected to recover without requiring broad pricing actions Sales Strategy Expanding distributor engagement Tightening forecast accuracy Strengthening bid coverage across brands Accelerating new product commercialization Strategic Update Issues identified and solutions in place Fire strategy remains intact heading into next fiscal year Product portfolio is broader and stronger than at any time in the company’s history Jolly NFPA launch is progressing, LHD Europe is stabilizing, and we are positioning the entire Fire platform for the upcoming global cycle

Industrial and Chemical/Critical Environment Revenue Demand softened across several Industrial channels faster than expected Distributors reduced inventory, certain customers deferred purchases, and competitive pricing tightened in pockets of the market Forecasting did not capture these shifts quickly enough, creating variance between expected and actual performance Cyclical adjustments in certain channels, not long-term erosion Several customer segments and geographies show stabilization signals, and we expect run-rate predictability to improve as customer inventories normalize Forecasting Upgraded leadership in key regions to ensure proactive response to dynamically changing economic environments Forecasting has been unified into a consistent process across all Industrial regions, with more rigorous mid-month accuracy checks and tighter reconciliation with distributor data Shifted to channel-level segmentation so forecasting reflects real behavior inside customer groups rather than broad regional assumptions Competition Share movement has been limited and localized Pricing pressure has increased in spots where certain competitors have short-term tariff or sourcing advantages Addressing with selective incentives aimed at volume stability while managing overall margin discipline Sales Strategy Rebuilding distributor run rates Re-engaging customers who deferred purchases Tightening CRM and channel discipline Stabilizing chemical and critical environment segments Optimistic Outlook Stabilization in political environment – Argentina Tariffs are now realized & accepted– Level playing field –Competitive environment Product Side – Supplier challenges now resolved New Leadership in Place – Mexico, U.S. and Australia – In place and resolved and on budget. New strategic partners in the U.S. Sentiment has changed to transactional and now positive

Q3 2026 FINANCIAL RESULTS Financial Highlights See reconciliation tables for non-GAAP in appendix Q3-FY26 Revenue by Product and Geography Financial Highlights Three Months Ended Oct. 31 $ in Million 2025 2024 Revenue $47.6 $45.8 Adjusted Gross Margin1 31.3% 41.7% Adjusted Operating Expenses1 14.7 14.3 Net Income (Loss) (16.0) 0.1 Adjusted EBITDA excluding FX1 0.2 4.7 Adjusted EBITDA excluding FX Margin1 0.5% 10.3% Oct. 31, 2025 Jan. 31, 2025 Cash & Cash Equivalents $17.2 $17.5

Lakeland
Organic
Inorganic

Q3 2026 Financial Highlights

Sales revenue $47.6M


45.8
46.6 +2%
46.7 +0%
52.5 +12%
47.6 -9%
7.1
10.1
9.9
10.5
10.1
38.6
36.5
36.9
42.0
37.5
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

- North America facing challenges with revenue down quarter over quarter
- LATAM below plan due to macro economic conditions impacted by political uncertainty

Adjusted Operating Expenses $14.7M


14.3
13.7 -4%
15.9 +10%
14.6 -8%
14.7 +1%
1.5
1.4
2.4
2.2
2.2
12.9
12.3
13.5
12.4
12.5
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

- Adjusted OpEx remain stable both organic and inorganic
- Adjusted OpEx benefit from cost reductions initiatives

Adjusted Gross Profit is $14.8M and Adjusted Gross Margin is 31.3%


19.1 / 41.7%
19.8 / 42.4%
16.5 / 35.2%
19.6 / 37.4%
14.9 / 31.3%
2.1 / 29.7%
2.3 / 22.4%
2.9 / 29.6%
3.1 / 29.7%
2.5 / 24.1%
16.9
43.9%
17.5
48%
13.5
36.7%
16.5
39.3%
12.4
33.2%
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

- Lower sales, higher material costs and duties impacted Gross Profit
- Veridian profitability dropped despite significant decrease in manufacturing costs

Adjusted EBITDA excl. FX $0.2M and Adjusted EBITDA excl. FX Margin 0.5%


4.7 / 10.3%
6.1 / 13.1%
0.6 / 1.3%
5.1 / 9.6%
0.2 / 0.5%
0.7
0.9
0.6
1.0
0.3
-0.1
4.1
5.2
4.1
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

- Lower performance in North and South America impacted Adjusted EBITDA
- Arizona and California PPE added $0.2M EBITDA at 33% EBITDA Margin

Adjusted excludes D&A, Stock Compensation, FX, Acquisition Expenses, Severance, Restructuring, Monterrey, PFAS, Step-up Inventory, and SAP Project

LAKELAND FIRE + SAFETY Protect Your People®
8

TTM Revenue and Adjusted EBITDA excluding FX REVENUE ADJUSTED EBITDA excluding FX

Gross Margin and EBITDA Bridge. Q3-FY26 vs Q3-FY25 ADJUSTED GROSS MARGIN % ADJUSTED EBITDA excluding FX

Revenue Mix – YTD FY26 and Historical Lakeland FY24 Lakeland Q3-FY26 YTD Lakeland FY25

Q3 2026 Balance Sheet and Cash Flow Balance Sheet Cash Flow

Q3 2026 Inventory Trends

Closing Summary Q3-FY26 Net Sales Growth - Increased 4% to $47.6 million Pipeline of ~$178M, including ~$38M of near-term, high probability opportunities Increased tender activity across entire product portfolio Positioned for expanded operating leverage with continued expense reductions and expanded margins as tenders deliver margins above normalized profile Focused Strategy Executing Navigating the continued challenges from evolving macro environment while growing revenue in our fire services and industrial verticals Implementing operating and manufacturing efficiencies to achieve higher margins and improved free cash flow High single-digit revenue growth across global operations over the next three quarters 10-12% Adjusted EBITDA margins with incremental growth in EBITDA Margins over the next three quarters 15–17% Adjusted EBITDA margins over the next three years through cost discipline, operational consolidation, and targeted commercial investments Executing on a robust M&A pipeline, and actively engaging in discussions aligned with our decontamination, rental and services growth strategy

NASDAQ: LAKE www.lakeland.com Investor Relations Chris Tyson MZ Group 949-491-8235 LAKE@mzgroup.us Company 1525 Perimeter Parkway Suite 325 Huntsville, AL 35806

16 Protect Your People® Non-GAAP Reconciliation – Gross Profit and Margin ($000’s Except Share Information)

17 Protect Your People® Non-GAAP Reconciliation – Operating Expenses ($000’s Except Share Information)

18 Protect Your People® Non-GAAP Reconciliation – EBITDA ($000’s Except Share Information)

19 Protect Your People® Non-GAAP Reconciliation – EBITDA Margin excluding FX ($000’s Except Share Information)